SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 27, 2004
(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 434-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.

(c)	Exhibits.

99.1	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on April 27, 2004, discussing the Company’s earnings for the quarter ended April 3, 2004.

Item 9. Regulation FD Disclosure.

     On April 27, 2004, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company’s earnings for the quarter ended April 3, 2004. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.1 of this report.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: April 27, 2004	By:	/s/ M. Richard Warner
		Name:	M. Richard Warner
		Title:	President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on April 27, 2004, discussing the Company’s earnings for the quarter ended April 3, 2004.	4